UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2010

Date of reporting period:  June 30, 2010

Item 1. Reports to Stockholders.

PHOCAS SMALL CAP VALUE FUND

ANNUAL REPORT
June 30, 2010

Market Summary

With declines across all domestic equity capitalizations and investment styles, the second quarter ending June 30, 2010 started off well and ended up badly, just the inverse of the first quarter.  The smaller the equity market capitalizations, the greater the magnitudes of the declines.  There was very little difference, however, between value and growth equities as investors clearly just wanted to exit equities in general.

In 2010, the domestic market peaked in late April, then proceeded to decline more than 15%, as measured by the S&P 500® Index, through quarter end.  Most of the damage came in the second half of June as concerns grew over European sovereign debt issues (Portugal, Ireland, Greece and Spain, otherwise known as “PIGS”), China’s slowing growth trend, and uncertainty over how draconian the Federal financial reform bill would be, and its effects on financial markets.  Also, on the horizon will be greater regulation of oil and energy exploration and production (“E&P”) as the BP disaster has bloomed into the world’s largest ecological disaster.  In addition, it didn’t help that the US equity markets had recovered relatively quickly in a short period of time, raising concerns over short-term valuations.  It didn’t take long for economic pundits to start clamoring for a double dip recession and, potentially, the possibility of a deflationary period – neither of which would be very good for the equity markets, either here or abroad.

In light of all these gloomy headlights, there are offsets – they are just not grabbing the headlines.  Unemployment continues to trickle downward, albeit not at rates consistent with prior recoveries.  Domestic GDP growth in the first quarter of 2010 was still 2.7%, though revised downward, and, despite the small cap value sector declines of the second quarter, may well remain around the 3% level in 2Q10 – not exactly indicative of a weak economy.  Corporate balance sheets are improving at the fastest clip in some time, and the amount of cash on corporate balance sheets is the highest it has been for a while.  Corporate debt market spreads relative to Treasuries also remain consistent with historical trends, having recovered significantly from their prior high spreads in 2008.  Larger businesses are starting to rehire, and increase capital spending.  Leverage on corporate profitability is very high because many businesses have downsized their infrastructure, and in future are not likely to ramp up costs at the same rate as revenue growth.  We believe that the worst of the US banking crisis is behind us, and many banks have dramatically improved their capital ratios; though they may still incur losses, 2011 may be the year that many of the banks will return to profitability.  The US consumer has shown they are not dead yet, as retail volumes continue to grow.  Admittedly, none of these indicators are robust, but for now they show that the economy continues to improve, albeit modestly.

Despite our concerns about the economy, we cannot predict which way it will go in the near term.  In that context, we continue to look for the best values within the small cap value universe.  The recent declines have increased the opportunities for new ideas as some of the selling has been indiscriminate.  The Russell 2000® Value Index (the “Benchmark”) declined 10.60% in the second quarter of 2010.  As is usually the case in times of fear, investors fled to safety.   The only sectors that held up relatively well were utilities (-3%), telecommunications (-6%), and consumer staples (-7%).  The worst performers were consumer discretionary (-16%), materials (-14%), and energy (-13).

Performance Summary

The Portfolio’s quarterly total return outperformed the Benchmark by a very modest amount, less than 40 basis points (“bps”) – nothing to get too worked up about, but a beat is a beat.  Also, we like the compounding effect.  As usual, since we take little sector exposure risk, most of the upside relative total return was security related.

Specifically, our energy stocks outperformed their Benchmark sector return by over 13% during the quarter, and added to overall relative performance by 92 bps.  Mariner Energy, a takeout target, generated a quarterly total return of 44%, while Pioneer Natural Resources climbed 5% – they were both in the top 5 performers for the quarter.  A pleasant surprise this quarter was the relative performance of our Consumer Discretionary names, as they were collectively responsible for 50 bps of the outperformance as the portfolio’s stocks declined 12% versus 16% for the Benchmark.  Deckers Outdoors stands out as a name that had a positive quarterly return supported by both positive earnings surprise and the announcement that they would split the stock 3 for 1 in the following quarter.  On the downside, technology had the largest negative impact on relative performance.  The portfolio’s technology sector had relative quarterly underperformance of 71 bps as the portfolio’s stocks dropped 16% versus down 11% for the Benchmark.  Two large positions in the portfolio, Fairchild Semiconductor and JDA Software, were both down 21% during the quarter.  Surprisingly, on the downside this time, the portfolio’s consumer staple stocks were down a collective 16% versus down 7% for the Benchmark.  This resulted in relative quarterly underperformance of 35 bps.  We have a very limited number of names in the sector, and one of our four names, NBTY, had a disappointing quarterly earnings report.  We believe the subsequent price decline was overdone, and have maintained our position.  We cannot leave the quarter without talking about the financial sector with its nearly 40% Benchmark weight.  The quarterly Benchmark financial sector (-9.53%) actually outperformed the overall Benchmark index return by 107 bps.  The portfolio’s exposure to the financial sector was only slightly underweight that of the Benchmark, but it was enough to penalize the portfolio enough to offset the modest relative benefit from stock selection.  The end result for the sector was only a modest plus 5 bps relative outperformance versus the Benchmark.

Portfolio Positioning

Okay, we were right after all.  The easy money had been made by year-end 2009, and the second quarter took away the first quarter excesses.  We are not surprised by the increasing volatility as stock prices try to find a level of equilibrium – hard to do with so many major macro-economic and political pieces moving around.

The Russell rebalancing occurred in the last week of June, and there were some major changes to the Benchmark.  Industrials were reduced 271 bps to 14% of the Benchmark, Consumer Discretionary were cut 213 bps to 10%, and Materials fell 122 bps to 5%.  Those gaining exposure included healthcare which rose 133 bps to 6% of the Benchmark, and Energy which added 112 bps to 7%.  The biggest gainer was financials, already a large weight in the index, adding another 285 bps to 38%.

In keeping with our portfolio discipline, we remain quite cognizant of the Benchmark’s sector weights.  We continue, however, to take advantage of the differences in valuations within each segment.  Some of the recent changes reflect the changes in sector weights as well as valuation opportunities.

Looking ahead, the market drop has offered investors opportunities to buy very good companies at quite low valuations.  While the portfolio has a number of uncommon values, there may be opportunities to improve our positioning further, specifically in the areas of financials and industrials.

Contributors

We had one big winner this quarter and then a few more modest ones.  The biggest winner was our aforementioned Mariner Energy (+43%), a leading oil & gas E&P company with primary interests in the Gulf and Permian Basin area.  Apache Corporation made a very attractive cash and stock offer, and we sold out of our resulting position, both for valuation and market capitalization reasons.  Surprisingly, our next two biggest quarterly winners were both financial companies: Republic Bancorp of Kentucky (+20%) and DuPont Fabros Real Estate Investment Trust (+14%).  Republic Bancorp has done well in the second quarter of the year, as most of their earnings come from tax refund loans, which are usually done within the second quarter.  These types of loans have been under pressure by Congress, but the company has restructured their products to be more consumer friendly.  DuPont Fabros is a little unique in that they own, develop and lease space within large data and communication centers to telecommunications oriented companies or other large corporate businesses.

Detractors

During a very tough quarter, it did not take much to see a significant price decline – primarily disappointing earnings news related.  Given the number of financial names we own, it should not be too surprising to see that the two worst performers this quarter were financial stocks:  National Financial Partners (-31%) and Whitney Holdings (-33%).  Whitney Holdings is a Louisiana-based bank that was literally tarred with the same brush as BP by investors, as concerns were raised about local loans in the area after such a disaster.  National Financial Partners was a victim of their own success after having risen so quickly and dramatically in the first quarter of this year.  It was reasonable to assume that there would be a correction.  Two other companies also hurt performance significantly: Systemax (-31%), a computer and computer-related products retailer and distributor, and, as mentioned before, NBTY Inc. (-29%), a vitamin manufacturer, distributor and retailer.   In both cases, we believe that the reactions were overblown.  Given the poor economic backdrop, it is not surprising that both stocks saw quick and significant price declines.

Buys/Sells

As we mentioned, due to significant changes in share prices, both up and down, as well as the re-weighting of the Benchmark by the end of June, we saw a little more activity than usual.  We sold a few names due to significant increases in their market capitalizations because they had appreciated over time relative to our initial purchase price: Monster Worldwide, Expedia, Towers Watson, and Pioneer Natural Resources.  A few names were sold primarily due to negative fundamental issues, over a reasonable period of time, relative to peers: Innospec, ModusLink, Healthspring, and Colfax.  One was sold due to a takeover: Mariner Energy.  On the other side of the bill, we were looking opportunistically to replace names with the Benchmark’s rebalancing in mind.  With the sale of Mariner Energy and Pioneer Natural resources, we purchased Petroleum Development, a land-based E&P company, and Parker Drilling, a diversified oil & gas services company.  Given the recent developments in the Gulf of Mexico and BP, buying a domestic services company was not the best timing, but the fundamental values remain in place.  On the other hand, buying a land-based E&P asset play turned out to help the portfolio.  We added names within the industrial sector including Aceto Corp and Titan Machinery.  Titan represents a consolidation play on distribution of farm and construction equipment in the Midwest combined with the services business associated with it.  Not exciting, but it generates solid free cash flow, and the benefits of consolidation will help increase profitability.  Aceto Corp is also an interesting name as it sits on the fence between materials (specialty chemicals) and their distribution business (industrial).  They service the pharmaceutical/healthcare industries, as well as the agricultural and consumer products end-markets.  No debt, and healthy free cash flow combined with low valuation made this a compelling buy.  The other big addition was in Materials: Huntsman Corp, a chemical company in transition from commodity chemical supplier with a large debt load, to a specialty chemical manufacturer with a much healthier balance sheet and higher margins.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA	Steve Block, CFA

Please refer to the following page for important information.

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Small Cap Value Fund (the “Fund”) may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small-cap companies, which involves additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for complete fund holdings.  Current and future portfolio holdings are subject to risk.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Basis point is a unit that is equity to 1/100th of 1% and is used to denote the change in a financial instrument.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Value Index offers investors access to the small-cap value segment of the U.S. equity universe.  The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small-cap value manager’s opportunity set. Source: Russell Investment Group.

It is not possible to invest directly in an index.

Phocas Small Cap Value Fund

Comparison of the change in value of a $10,000 investment in the
Phocas Small Cap Value Fund vs the S&P 500® Index and the Russell 2000® Value Index

			(Annualized)
	6 Months	1 Year	Since Inception*
Phocas Small Cap Value Fund	-0.43%	27.42%	-1.53%
S&P 500® Index	-6.65%	14.43%	-4.63%
Russell 2000® Value Index	-1.64%	25.07%	-5.13%

Total annual fund operating expenses: 1.75%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held 90 days or less. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

*  Commencement of operations on September 29, 2006.

Phocas Small Cap Value Fund

EXPENSE EXAMPLE – June 30, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/10 – 6/30/10).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.99% for the Small Cap Value Fund per the advisory agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Phocas Small Cap Value Fund

EXPENSE EXAMPLE – June 30, 2010 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/10	6/30/10	1/1/10 – 6/30/10*
Actual	$1,000.00	$ 995.70	$4.90
Hypothetical (5% return	$1,000.00	$1,019.89	$4.96
before expenses)

*
Expenses are equal to an annualized expense ratio of 0.99% for the Small Cap Value Fund, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days (to reflect the one-half year period).

SECTOR ALLOCATION OF PORTFOLIO ASSETS – June 30, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2010

Shares	COMMON STOCKS - 96.00%	Value
	Advertising, Public Relations,
	and Related Services - 1.19%
25,317	Interpublic Group of Companies, Inc. (a)	$180,510

	Aerospace Product and
	Parts Manufacturing - 1.61%
3,348	AAR Corp. (a)	56,046
2,824	Triumph Group, Inc.	188,163
		244,209
	Agencies, Brokerages, and Other
	Insurance Related Activities - 0.73%
11,413	National Financial Partners Corp. (a)	111,505

	Animal Slaughtering and Processing - 0.70%
14,153	Darling International, Inc. (a)	106,289

	Architectural, Engineering,
	and Related Services - 0.94%
3,618	URS Corp. (a)	142,368

	Basic Chemical Manufacturing - 2.53%
3,209	Ashland, Inc.	148,962
1,929	OM Group, Inc. (a)	46,026
7,267	Sensient Technologies Corp.	188,433
		383,421
	Clothing Stores - 1.29%
4,450	Childrens Place Retail Stores, Inc. (a)	195,889

	Communications
	Equipment Manufacturing - 2.27%
13,506	Arris Group, Inc. (a)	137,626
5,083	Brush Engineered Materials, Inc. (a)	101,558
16,412	Tellabs, Inc.	104,873
		344,057
	Computer Systems Design
	and Related Services - 4.05%
27,375	Internet Capital Group, Inc. - Class A (a)	208,050
8,579	JDA Software Group, Inc. (a)	188,566
2,436	Synaptics, Inc. (a)	66,990
5,917	SYNNEX Corp. (a)	151,594
		615,200

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
	Cut and Sew Apparel Manufacturing - 3.88%
13,090	Iconix Brand Group, Inc. (a)	$188,103
10,570	Perry Ellis International, Inc. (a)	213,514
10,055	Volcom, Inc. (a)	186,722
		588,339
	Depository Credit Intermediation - 12.99%
13,587	Banco Latinoamericano
	de Exportaciones S.A. (b)	169,702
29,513	Boston Private Financial Holdings, Inc.	189,769
6,044	Columbia Banking System, Inc.	110,363
13,591	First Niagara Financial Group, Inc.	170,295
3,706	FirstMerit Corp.	63,484
3,857	IBERIABANK Corp.	198,558
3,873	PacWest Bancorp	70,915
5,246	Republic Bancorp, Inc. - Class A	117,510
4,481	SVB Financial Group (a)	184,752
88,186	Synovus Financial Corp.	223,992
16,042	Washington Banking Co.	205,177
11,776	Whitney Holding Corp.	108,928
4,750	Wintrust Financial Corp.	158,365
		1,971,810
	Electric Power Generation,
	Transmission and Distribution - 1.67%
5,731	Great Plains Energy, Inc.	97,542
4,472	Portland General Electric Co.	81,972
3,532	Unitil Corp.	73,854
		253,368
	Electrical Equipment Manufacturing - 0.54%
3,000	Powell Industries, Inc. (a)	82,020

	Electronic Shopping and
	Mail-Order Houses - 1.22%
12,249	Systemax, Inc.	184,592

	Facilities Support Services - 0.56%
4,474	Corrections Corp. of America (a)	85,364

	Footwear Manufacturing - 2.04%
831	Deckers Outdoor Corp. (a)	118,725

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
	Footwear Manufacturing - 2.04% (Continued)
7,548	Wolverine World Wide, Inc.	$190,361
		309,086
	Fruit and Vegetable Preserving and
	Specialty Food Manufacturing - 1.11%
3,681	Treehouse Foods, Inc. (a)	168,074

	Furniture and Home Furnishing
	Merchant Wholesalers - 1.49%
4,149	United Stationers, Inc. (a)	225,996

	Health Care Providers & Services - 0.45%
4,635	PharMerica Corp. (a)	67,949

	Insurance Carriers - 4.15%
3,295	Alterra Capital Holdings Ltd. (b)	61,880
4,591	American Physicians Capital, Inc.	141,632
27,171	CNO Financial Group, Inc. (a)	134,497
3,645	Infinity Property & Casualty Corp.	168,326
4,835	Unitrin, Inc.	123,776
		630,111
	Lawn and Garden Equipment
	and Supplies Stores - 0.54%
6,267	Titan Machinery, Inc. (a)	82,286

	Management of Companies
	and Enterprises - 1.31%
19,787	CoBiz Financial, Inc.	130,396
6,473	Safeguard Scientifics, Inc. (a)	68,355
		198,751
	Management, Scientific, and
	Technical Consulting Services - 1.27%
9,964	Huron Consulting Group, Inc. (a)	193,401

	Medical Equipment and
	Supplies Manufacturing - 1.30%
6,165	Orthofix International N.V. (a)(b)	197,588

	Metal Ore Mining - 0.97%
9,301	Coeur d’Alene Mines Corp. (a)	146,770

	Miscellaneous Durable Goods
	Merchant Wholesalers - 0.66%
1,188	Schnitzer Steel Industries, Inc. - Class A	46,570

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
	Miscellaneous Durable Goods
	Merchant Wholesalers - 0.66% (Continued)
2,993	School Specialty, Inc. (a)	$54,083
		100,653
	Natural Gas Distribution - 1.56%
5,018	Atmos Energy Corp.	135,687
3,063	Laclede Group, Inc.	101,477
		237,164
	Nonscheduled Air Transportation - 1.01%
3,240	Atlas Air Worldwide Holdings, Inc. (a)	153,900

	Oil and Gas Extraction - 5.48%
6,437	Petroleum Development Corp. (a)	164,916
10,681	Rosetta Resources, Inc. (a)	211,591
8,521	Swift Energy Co. (a)	229,300
2,874	Whiting Petroleum Corp. (a)	225,379
		831,186
	Other Electrical Equipment and
	Component Manufacturing - 1.19%
12,699	Herley Industries, Inc. (a)	181,088

	Other Fabricated Metal
	Product Manufacturing - 1.49%
5,588	Timken Co.	145,232
2,833	Watts Water Technologies, Inc. - Class A	81,194
		226,426
	Other General Purpose
	Machinery Manufacturing - 1.19%
3,795	Esterline Technologies Corp. (a)	180,073

	Other Telecommunications - 0.90%
4,187	NII Holdings, Inc. (a)	136,161

	Personal Care Services - 1.78%
7,022	Steiner Leisure Ltd. (a)(b)	269,926

	Petroleum and Coal
	Products Manufacturing - 0.45%
1,133	Ameron International Corp.	68,354

	Pharmaceutical and
	Medicine Manufacturing - 4.69%
7,993	Martek Biosciences Corp. (a)	189,514

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
	Pharmaceutical and Medicine
	Manufacturing - 4.69% (Continued)
6,874	NBTY, Inc. (a)	$233,785
6,391	Par Pharmaceutical Companies, Inc. (a)	165,910
10,934	ViroPharma, Inc. (a)	122,570
		711,779
	Plastics Product Manufacturing - 0.44%
4,116	Tredegar Corp.	67,173

	Rail Transportation - 0.88%
3,683	Kansas City Southern (a)	133,877

	Real Estate Investment Trusts - 12.15%
3,732	Alexandria Real Estate Equities, Inc.	236,497
32,520	Cogdell Spencer, Inc.	219,835
3,126	Digital Realty Trust, Inc.	180,308
11,261	DuPont Fabros Technology, Inc.	276,570
14,424	First Potomac Realty Trust	207,273
5,287	Kilroy Reallty Corp.	157,183
9,061	LaSalle Hotel Properties	186,385
4,842	Macerich Co.	180,703
7,644	Sun Communities, Inc.	198,438
		1,843,192
	Resin, Synthetic Rubber, and
	Artificial Synthetic Fibers and
	Filaments Manufacturing - 0.71%
12,492	Huntsman Corp.	108,306

	Sawmills and Wood Preservation - 0.93%
21,004	Louisiana-Pacific Corp. (a)	140,517

	Securities and Commodity Contracts
	Intermediation and Brokerage - 1.58%
3,952	Affiliated Managers Group, Inc. (a)	240,163

	Semiconductor and Other Electronic
	Component Manufacturing - 3.72%
23,669	Fairchild Semiconductor
	International, Inc. - Class A (a)	199,056
14,909	Microsemi Corp. (a)	218,119
37,629	RF Micro Devices, Inc. (a)	147,129
		564,304

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS at June 30, 2010, Continued

Shares		Value
	Software Publishers - 1.12%
10,659	Compuware Corp. (a)	$85,059
14,011	S1 Corp. (a)	84,206
		169,265
	Support Activities for Mining - 0.87%
33,316	Parker Drilling Co. (a)	131,598

	Trading Companies & Distributors - 0.70%
18,501	Aceto Corp.	106,011

	Water, Sewage and Other Systems - 0.81%
5,959	American Water Works Co., Inc.	122,755

	Wireless Telecommunications
	Carriers (except Satellite) - 0.89%
6,636	Syniverse Holdings, Inc. (a)	135,706
	TOTAL COMMON STOCKS
	(Cost $13,935,698)	14,568,530

	CLOSED-END FUNDS - 1.60%
12,178	Ares Capital Corp.	152,590
9,275	Prospect Capital Corp.	89,504
	TOTAL CLOSED-END FUNDS
	(Cost $223,286)	242,094

	SHORT-TERM INVESTMENTS - 2.41%
366,154	AIM STIT-STIC Prime Portfolio -
	Institutional Class, 0.20% (c)	366,154
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $366,154)	366,154

	TOTAL INVESTMENTS IN SECURITIES
	(Cost $14,525,138) - 100.01%	15,176,778
	Liabilities in Excess
	of Other Assets - (0.01)%	(1,227)
	NET ASSETS - 100.00%	$15,175,551

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day yield as of June 30, 2010.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2010

ASSETS
Investments in securities, at value (identified cost $14,525,138)	$15,176,778
Cash	357
Receivables:
Dividends and interest	16,075
Fund shares sold	33
Other receivable (Note 9)	18,200
Prepaid expenses	6,287
Total assets	15,217,730
LIABILITIES
Payables:
Audit fee	18,200
Fund accounting fees	5,308
Transfer agent fees and expenses	4,143
Shareholder reporting	3,651
Advisory fees	3,338
Administration fees	2,631
Custody fees	2,039
Legal fees	1,534
Chief Compliance Officer fee	817
Accrued expenses	518
Total liabilities	42,179
NET ASSETS	$15,175,551
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$15,175,551
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	824,585
Net asset value, offering and redemption price per share	$18.40
COMPOSITION OF NET ASSETS
Paid-in capital	$18,904,482
Undistributed net investment income	14,924
Accumulated net realized loss on investments	(4,395,495)
Net unrealized appreciation on investments	651,640
Net assets	$15,175,551

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF OPERATIONS

	Six Months Ended	Year Ended
	June 30, 2010*	December 31, 2009
INVESTMENT INCOME
Income
Dividends (net of foreign
withholding taxes of $340 and
$745, respectively)	$116,363	$230,587
Interest	237	820
Total income	116,600	231,407
Expenses
Advisory fees (Note 4)	76,146	123,873
Audit fees	18,200	18,200
Adminstration fees (Note 4)	16,368	31,160
Fund accounting fees (Note 4)	15,925	32,785
Transfer agent fees and expenses (Note 4)	12,445	23,486
Custody fees (Note 4)	8,134	13,200
Legal fees	7,511	10,041
Reports to shareholders	3,890	5,693
Trustee fees	3,553	6,291
Chief Compliance Officer fee (Note 4)	2,483	5,334
Registration fees	2,106	4,319
Insurance expense	1,652	4,134
Miscellaneous expenses	2,394	4,214
Total expenses	170,807	282,730
Less: advisory fee waiver and
reimbursement (Note 4)	(70,295)	(119,218)
Net expenses	100,512	163,512
Net investment income	16,088	67,895
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,494,477	(2,924,744)
Net change in unrealized
appreciation (depreciation) on investments	(1,213,825)	6,566,932
Net realized and unrealized gain on investments	280,652	3,642,188
Net Increase in Net Assets
Resulting from Operations	$296,740	$3,710,083

*	Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2010*	December 31, 2009
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$16,088	$67,895
Net realized gain (loss) on investments	1,494,477	(2,924,744)
Net change in unrealized appreciation
(depreciation) on investments	(1,213,825)	6,566,932
Net increase (decrease) in net assets
resulting from operations	296,740	3,710,083
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(75,678)
Total distributions to shareholders	—	(75,678)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares (a)	(4,451,925)	(1,505,103)
Total increase (decrease) in net assets	(4,155,185)	2,129,302
NET ASSETS
Beginning of period	19,330,736	17,201,434
End of period	$15,175,551	$19,330,736
Undistributed net investment income	$14,924	$—

(a)A summary of share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2010*		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	47,147	$921,266	143,940	$2,201,503
Shares issued on
reinvestments of
distributions	—	—	4,240	75,678
Shares redeemed (b)	(268,474)	(5,373,191)	(254,710)	(3,782,284)
Net increase (decrease)	(221,327)	$(4,451,925)	(106,530)	$(1,505,103)
(b) Net of redemption
fees of		$230		$210

*	Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

Year Ended
December 31, 2008

$156,654
(2,684,763)

(3,365,983)

(5,894,092)

(154,706)
(154,706)

1,314,564
(4,734,234)

21,935,668
$17,201,434
$4,059

Year Ended
December 31, 2008
Shares	Paid-in Capital
323,152	$5,792,722

11,011	154,706
(277,846)	(4,632,864)
56,317	$1,314,564

$484

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

						September 29,
	Six Months		Year Ended			2006*
	Ended		December 31,			through
	June 30,					December 31,
	2010**		2009	2008	2007	2006
Net asset value,
beginning of period	$18.48		$14.93	$20.01	$21.86	$20.00
Income from
investment operations:
Net investment income	0.02	^	0.06 ^	0.13 ^	0.05 ^	0.03
Net realized and unrealized
gain (loss) on investments	(0.10)		3.56	(5.08)	(1.68)	1.85
Total from
investment operations	(0.08)		3.62	(4.95)	(1.63)	1.88
Less distributions:
From net investment income	—		(0.07)	(0.13)	(0.09)	(0.02)
From net realized
gain on investments	—		—	—	(0.13)	—
Total distributions	—		(0.07)	(0.13)	(0.22)	(0.02)
Redemption fees retained	0.00	#^	0.00 #^	0.00 #^	0.00 #^	—
Net asset value, end of period	$18.40		$18.48	$14.93	$20.01	$21.86
Total return	-0.43	%‡	24.29%	-24.68%	-7.46%	9.41	%‡
Ratios/supplemental data:
Net assets, end of
period (thousands)	$15,176		$19,331	$17,201	$21,936	$1,233
Ratio of expenses to
average net assets:
Before expense
reimbursement	1.68	%†	1.71%	1.52%	2.43%	14.93	%†
After expense
reimbursement	0.99	%†	0.99%	0.99%	1.18%	1.50	%†
Ratio of net investment income
(loss) to average net assets:
Before expense
reimbursement	(0.53	)%†	(0.31)%	0.21%	(0.54)%	(12.79	)%†
After expense
reimbursement	0.16	%†	0.41%	0.74%	0.71%	0.63	%†
Portfolio turnover rate	43.45	%‡	66.77%	33.89%	147.75%	11.20	%‡

*	Commencement of operations.
**	Effective June 30, 2010, the Fund changed its fiscal year end to June 30 from December 31.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund and the Phocas Small Cap Value Fund (“Small Cap Value Fund” or the “Fund”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. On June 22, 2010, the Board of Trustees approved a change in the Small Cap Value Fund’s fiscal year end from December 31 to June 30, effective with the six month period ending June 30, 2010. Please refer to Note 9 for additional information.

The investment objective of the Small Cap Value Fund is long-term total investment return through capital appreciation. The Fund commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the six months ended June 30, 2010, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Accumulated
Net Investment	Net Realized
Income/(Loss)	Gain/(Loss)	Paid-in Capital
$(1,164)	$(624)	$1,788

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

G.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the six months ended June 30, 2010, the Fund did not hold any derivative instruments.

I.
Events Subsequent to the Fiscal Period End:  The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.

Management has evaluated fund related events and transactions that occurred subsequent to June 30, 2010.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

Equity Securities – The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes – Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2010:

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

	Level 1	Level 2	Level 3	Total
Equity
Administrative Support,
Waste Management	$85,364	$—	$—	$85,364
Finance and Insurance	2,835,597	—	—	2,835,597
Health Care and
Social Assistance	67,949	—	—	67,949
Information	441,132	—	—	441,132
Management of Companies
and Enterprises	497,448	—	—	497,448
Manufacturing	4,522,140	—	—	4,522,140
Mining	1,109,554	—	—	1,109,554
Other Services	269,926	—	—	269,926
Professional, Scientific,
and Technical Services	1,131,480	—	—	1,131,480
Real Estate and Rental
and Leasing	1,662,488	—	—	1,662,488
Retail Trade	771,823	—	—	771,823
Transportation and
Warehousing	287,777	—	—	287,777
Utilities	613,287	—	—	613,287
Wholesale Trade	272,565			272,565
Total Equity	14,568,530	—	—	14,568,530
Closed-End Investment
Companies	242,094	—	—	242,094
Short-Term Investments	366,154	—	—	366,154
Total Investments
in Securities	$15,176,778	$—	$—	$15,176,778

New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years. There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Phocas Financial Corporation (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2010, the Fund incurred $76,146 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 0.99% of average daily net assets of the Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended June 30, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $52,095 for the Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2011	2012	2013	Total
$112,439	$119,218	$52,095	$283,752

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six months ended June 30, 2010, the Fund incurred $16,368 in administration fees.

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the six months ended June 30, 2010, the Fund incurred $15,925 in fund accounting fees and $8,461 in transfer agent fees (excluding out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian. For the six months ended June 30, 2010, the Fund incurred $8,134 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

For the six months ended June 30, 2010, the Fund was allocated $2,483 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The Advisor has contractually agreed to reduce the Rule 12b-1 fees accrued for the Fund from 0.25% to 0.00%. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2010, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $8,451,735 and $12,727,740, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $3,750,000. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian, U.S. Bank, N.A. During the six months ended June 30, 2010, the Fund did not draw upon its line of credit.

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to investments in real estate investment trusts.

The distributions paid by the Fund during the period ended June 30, 2010, the year ended December 31, 2009 and December 31, 2008 were characterized as follows:

	6/30/10	12/31/09	12/31/08
Ordinary income	$—	$75,678	$154,706

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments for tax purposes (a)	$14,718,825
Gross tax unrealized appreciation	1,723,931
Gross tax unrealized depreciation	(1,265,978)
Net tax unrealized depreciation	457,953
Undistributed ordinary income	14,924
Undistributed long-term capital gain	—
Total distributable earnings	14,924
Other accumulated losses	(4,201,808)
Total accumulated losses	$(3,728,931)

(a)  Difference between book losses and tax losses are attributable to the tax treatment of wash sales.

As of June 30, 2010, certain Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

2015	2016	Total
$396,510	$3,804,845	$4,201,355

NOTE 9 – REORGANIZATION

On June 22, 2010, the Board of Trustees of Advisors Series Trust (“AST”) approved an Agreement and Plan of Reorganization (the “Plan”) relating to the Fund, subject to shareholder approval. Under the proposed reorganization, the Small Cap Value Fund would be reorganized into a newly created fund, the Frontegra Phocas Small Cap Value Fund (the “New Fund”), a series of Frontegra Funds, Inc., a Maryland corporation. The New Fund would have substantially the same investment objective, strategies and risks of the Fund.

Phocas Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS at June 30, 2010, Continued

Under the proposed reorganization, the Advisor, would continue to provide portfolio management services to the New Fund as an investment sub-advisor. Frontegra Asset Management, Inc. would be the New Fund’s investment advisor. Since the New Fund would be a series of Frontegra Funds, Inc., not AST, its governance and certain shareholder servicing functions would also change.

The proposed reorganization requires the approval of the Fund’s shareholders and is anticipated to take place at the close of business on September 30, 2010.

Expenses of this reorganization are being paid for by the Advisor or Frontegra Asset Management, Inc., as described in the Plan. The fee for the June 30, 2010 audit of $18,200 is being paid for by Frontegra Asset Management, Inc.

Phocas Small Cap Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Phocas Small Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the Phocas Small Cap Value Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2010, and the related statements of operations for the six months ended June 30, 2010 and the year ended December 31, 2009, the statements of changes in net assets for the six months ended June 30, 2010 and for each of the two years in the period ended December 31, 2009, and the financial highlights for the six months ended June 30, 2010 and each of the three years in the period ended December 31, 2009 and for the period September 29, 2006 (commencement of operations) to December 31, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Phocas Small Cap Value Fund, as of June 30, 2010, the results of its operations for the six months ended June 30, 2010 and the year ended December 31, 2009, the changes in its net assets for the six months ended June 30, 2010 and each of the two years in the period ended December 31, 2009, and the financial highlights for the six months ended June 30, 2010 and each of the three years in the period ended December 31, 2009 and  for the period September 29, 2006 (commencement of operations) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2010

Phocas Small Cap Value Fund

NOTICE TO SHAREHOLDERS at June 30, 2010 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12 months Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30, 2010 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Information included in the Fund’s Form N-Q is also available by calling (866) 746-2271.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 746-2271 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Phocas Small Cap Value Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund
	Held	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held

Independent Trustees(1)

Michael D. LeRoy	Trustee	Indefinite	President,	2	Independent
(age 62, dob 8/14/1947)		term	Crown Capital		Trustee from
615 E. Michigan Street		since	Advisors, LLC		2004 to
Milwaukee, WI 53202		December	(financial		12/1/2008,
		2008.	consulting firm)		Bjurman, Barry
			(2000 to present).		Funds (3
portfolios);
Independent
Trustee from
12/1/2008 to
5/1/2009, B.B.
Funds (1
portfolio);
Director,
Wedbush Bank.

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee, The
(age 74, dob 6/18/1936)		term	Financial		Forward Funds
615 E. Michigan Street		since	Consultant and		(35 portfolios).
Milwaukee, WI 53202		February	former Executive
		1997.	Vice President
and Chief
Operating Officer
of ICI Mutual
Insurance Company
(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Independent
(age 75, dob 7/10/1934)		term	President,		Trustee from
615 E. Michigan Street		since	Hotchkis and		1999 to 2009,
Milwaukee, WI 53202		May	Wiley Funds		E*TRADE
		2002.	(mutual funds)		Funds.
(1985 to 1993).

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	None.
(age 70, dob 10/8/1939)		term	Senior Vice
615 E. Michigan Street		since	President, Federal
Milwaukee, WI 53202		February	Home Loan Bank
		1997.	of San Francisco.

Phocas Small Cap Value Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund
	Held	Length	Occupation	Complex	Other
Name, Address	with the	of Time	During Past	Overseen by	Directorships
and Age	Trust	Served	Five Years	Trustee(2)	Held

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	None.
(age 62, dob 7/9/1947)	Trustee	term	U.S. Bancorp
615 E. Michigan Street		since	Fund Services,
Milwaukee, WI 53202		September	LLC (May 1991
		2008.	to present).

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 62, dob 7/9/1947)	and Chief	term	LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Vice President, Compliance and Administration,
(age 42, dob 7/19/1967)	and	term	U.S. Bancorp Fund Services, LLC (March 1997
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 48, dob 8/27/1961)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services,
(age 52, dob 9/11/1957)	President,	term	LLC (February 2008 to present); General
615 E. Michigan Street	Chief	since	Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	September	(September 1995 to February 2008).
	Officer and	2009.
AML Officer

Phocas Small Cap Value Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Vice President and Counsel, U.S. Bancorp Fund
(age 45, dob 4/16/1965)		term	Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		since	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202		June	(May 2005 to May 2006); Senior Counsel,
		2007.	Strong Financial Corporation (January 2002
to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling (866) 746-2271.

Phocas Small Cap Value Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA  94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
77 East 55th Street
New York, NY  10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 746-2271

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 12/31/2009
Audit Fees	$15,800	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 12/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess__
Douglas G. Hess, President

Date   8/31/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess_ _
Douglas G. Hess, President

Date   8/31/10

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date _8/31/10

* Print the name and title of each signing officer under his or her signature.